Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO SHELF NOTE PURCHASE AGREEMENT

This Second Amendment, dated as of September 28, 2015 (this “Second Amendment”), to the Shelf Agreement (as defined below) is between New Jersey Resources Corporation, a New Jersey corporation (the “Company”), on one hand, and Prudential Investment Management, Inc. (“Prudential”) and each of the other institutions which is a signatory to this Second Amendment as a Noteholder (collectively, the “Noteholders”), on the other hand.

RECITALS:

A. The Company and Prudential have heretofore entered into that certain Shelf Note Purchase Agreement, dated as of June 30, 2011 (as amended by the First Amendment to Shelf Note Purchase Agreement, dated as of July 25, 2014, the “Shelf Agreement”). The Company has heretofore issued the $20,000,000 3.25% Senior Series A Notes due September 17, 2022 and the $100,000,000 3.48% Senior Series B Notes due November 7, 2024 pursuant to the Shelf Agreement.

B. The Company, Prudential and the Noteholders now desire to amend the Shelf Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Shelf Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, Prudential and the Noteholders do hereby agree as follows:

SECTION 1. Amendments.

1.1. Section 10.3(c) of the Shelf Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(c) Liens (other than any Lien imposed by Section 430 of the Code or Section 4068 of ERISA or any successor thereto) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, or (3) in connection with required margin collateral account deposits made in the ordinary course in connection with Hedging Contracts permitted by this Agreement;

1.2. Schedule B to the Shelf Agreement shall be and is hereby amended by amending and restating the following definitions contained therein in their entireties to read as follows:

“Debt” as to any Person at any time, shall mean, without duplication, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money, (b) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (c) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate or currency exchange rate management device, (d) any other transaction (including forward sale or purchase agreements, Capital Leases, Synthetic Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than 30 days past due), (e) the net indebtedness, obligations and liabilities of such Person under any Hedging Contract to the extent constituting “indebtedness,” as determined in accordance with GAAP, adjusted downward dollar for dollar for any related margin collateral account balances maintained by such Person, (f) any Guaranty of any Hedging Contract described in the immediately preceding clause (e), (g) any Guaranty of Debt for borrowed money, (h) any Hybrid Security described in clause (a) of the definition of Hybrid Security or (i) the mandatory repayment obligation of the issuer of any Hybrid Security described in clause (b) of the definition of Hybrid Security.

“Priority Debt” shall mean (without duplication) the sum of (a) unsecured Debt of Restricted Subsidiaries and indebtedness, obligations and liabilities of Restricted Subsidiaries constituting Debt pursuant to clause (e) of the definition of Debt in this Agreement other than (1) Debt owed to the Company or a Wholly-Owned Restricted Subsidiary, (2) Debt outstanding at the time such Person became a Subsidiary provided that such Debt shall not have been incurred in contemplation of such Person becoming a Subsidiary and (3) unsecured Debt of a Guarantor under (i) the Guaranty Agreement and (ii) other Guaranties of Debt of the Company permitted to exist pursuant to Section 10.1 and (b) Debt of the Company secured by a Lien and Debt of any of its Restricted Subsidiaries secured by a Lien, in each case, other than Liens permitted by paragraphs (a) through (k) of Section 10.3.

SECTION 2. Representations and Warranties of the Company.

2.1. To induce Prudential and the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to Prudential and the Noteholders that:

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(a) this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the Shelf Agreement, as amended by this Second Amendment, constitutes the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by the Company and each Guarantor of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

(e) all the representations and warranties contained in Section 5 of the Shelf Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. Conditions to Effectiveness of This SECOND Amendment.

3.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a) executed counterparts of this Second Amendment, duly executed by the Company, each Guarantor, Prudential and the Required Holders, shall have been delivered to the Noteholders; and

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof.

Upon satisfaction of all of the foregoing, this Second Amendment shall become effective.

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SECTION 4. REAFFIRMATION.

4.1. Each Guarantor hereby consents to the terms and conditions of this Second Amendment and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement, including, without limitation, with respect to the Shelf Agreement, as amended by this Second Amendment.

SECTION 5. Payment of Noteholders’ Counsel Fees and Expenses.

5.1. The Company hereby confirms its obligations under the Shelf Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential or the Noteholders in connection with this Second Amendment or the transactions contemplated hereby, in enforcing any rights under Second Amendment, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby. The obligations of the Company under this Section 5 shall survive transfer by any holder of any Note and payment of any Note.

SECTION 6. Miscellaneous.

6.1. This Second Amendment shall be construed in connection with and as part of the Shelf Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Shelf Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. The Company acknowledges and agrees that neither Prudential nor any Noteholder is under any duty or obligation of any kind or nature whatsoever to grant the Company any additional amendments, waivers or consents of any type, whether or not under similar circumstances, and no course of dealing or course of performance shall be deemed to have occurred as a result of this Second Amendment.

6.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Shelf Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

6.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

6.4. This Second Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

6.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of a signature page to this letter by facsimile or

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electronic transmission shall be effective as delivery of a manually executed counterpart of this letter.

[Signature Pages Follow]

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NEW JERSEY RESOURCES CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR RETAIL HOLDINGS CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR HOME SERVICES COMPANY

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR PLUMBING SERVICES, INC.

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR SERVICE CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR ENERGY SERVICES COMPANY

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR ENERGY INVESTMENTS CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR CLEAN ENERGY VENTURES CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

COMMERCIAL REALTY AND RESOURCES CORP.

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR INVESTMENT COMPANY

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR MIDSTREAM HOLDINGS CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR ENERGY CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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NJR STORAGE HOLDINGS COMPANY

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

TWO DOT WIND FARM, LLC

By:	NJR Clean Energy Ventures Corporation II, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR CLEAN ENERGY VENTURES II CORPORATION

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

CARROLL AREA WIND FARM, LLC

By:	NJR Clean Energy Ventures II Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

ALEXANDER WIND FARM, LLC

By:	NJR Clean Energy Ventures II Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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RINGER HILL WIND, LLC

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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ACCEPTED AND AGREED TO:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ Brian Lemons
Vice President

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Lemons
Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Brian Lemons
Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

By:	/s/ Brian Lemons
Vice President
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ZURICH AMERICAN INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President

MTL INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:	/s/ Brian Lemons
Assistant Vice President
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President

FARMERS INSURANCE EXCHANGE

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President

MID CENTURY INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President
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PRIVATE PLACEMENT TRUST INVESTORS, LLC

By:	Prudential Private Placement Investors, L.P., as Managing Member

By:	Prudential Private Placement Investors, Inc., as its General Partner

By:	/s/ Brian Lemons
Vice President

THE INDEPENDENT ORDER OF FORESTERS

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President

farmers new world life insurance company

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brian Lemons
Vice President
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